                                                                  EXHIBIT 10.7


                                SPECTRX, INC.

                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made this 30th day of June, 1994 at Norcross, Georgia, between SpectRx, Inc., a Delaware corporation (the "Company"), and Mark Samuels (the "Purchaser").

         WHEREAS the Purchaser is an employee or consultant of the Company and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock according to the terms and conditions contained in the 1993 Incentive Stock Plan (the "Plan") and herein.

         THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 184,395 shares of the Company's Common Stock (the "Shares"), at the price of $0.15 per share for an aggregate purchase price of $27,659.25.

         2.      Payment of Purchase Price.

                  (a) The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of a check or a duly executed full recourse promissory note (the "Note") in the form attached hereto as Exhibit A.

                  (b) With respect to the Note, the parties agree to the following:

                          (1)     The Note shall become payable in full upon
termination or cessation of the Purchaser's employment with or services to the Company for any reason.

                          (2)     The Purchaser shall deliver to an escrow
holder designated by the Company (the "Escrow Holder") all certificates representing the Shares and an executed blank stock assignment for use in transferring all or a portion of said Shares to the Company


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if, as and when required under this Section 2(b) or under any other provision of this Agreement including Section 3.

                          (3)     As security for the payment of the Note and
any renewal, extension or modification thereof, the Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Shares.

                          (4)     In the event of any foreclosure of the
security interest, the Company may sell the Shares at a private sale or may itself repurchase any or all of the Shares. The parties acknowledge that, prior to the establishment of a public market for the Shares of the Company, the securities laws applicable to the sale of the Shares make a public sale of the Shares commercially unreasonable. The parties agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares diminished by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws.

                          (5)     In the event of default in payment when due
of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the Delaware Commercial Code, including the right to sell the Shares at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                                    (i)      To pay all reasonable expenses of
                                             the Company in enforcing this
                                             Agreement, including without
                                             limitation reasonable attorneys'
                                             fees and legal expenses incurred
                                             by the Company.

                                    (ii)     In satisfaction of the remaining
                                             indebtedness under the Note.

                                    (iii)    To the Purchaser, any remaining
                                             proceeds.

                          (6)     Upon full payment by the Purchaser of all
amounts due on Purchaser's Note, the Escrow Holder shall deliver to the Purchaser the certificate or certificates representing the Shares in the Escrow Holder's possession belonging to the Purchaser, the blank stock assignment, and the executed original of the Note marked "cancelled" by the Company, and the Escrow Holder

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shall be discharged of all further obligations hereunder; provided, however, that the Escrow Holder shall nevertheless retain said certificate or certificates and stock assignment as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

         3.      Repurchase Option.

                  (a) In the event of any voluntary or involuntary termination of the Purchaser's employment by or services to the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of ninety (90) days from such date to repurchase all (but not less than all) of the Unreleased Shares (as defined in Section 4) at such time at the original purchase price per share (the "Repurchase Price"). Said option shall be exercised by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) and, at the Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. Upon delivery of such notice and the payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

                  (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares; provided that if the fair market value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the Repurchase Price of the Shares to be repurchased, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the Repurchase Price of the Shares which such designee or assignee shall have the right to repurchase.

         4.      Release of Shares From Repurchase Option.



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                  (a) Twenty-five percent (25%) of the Shares shall be released from the Company's repurchase option on January 1, 1994 and one forty-eigth (1/48th) of the Shares shall be released from the Company's repurchase option on the first day of each calendar month thereafter, provided in each case that the Purchaser's employment or services have not been terminated prior to the date of any such release. In no event shall the Shares be released from the Company's repurchase option at a rate less than 20% per year over five years from the date of this Agreement.

                  (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares."

                  (c) The Shares which have been released from the Company's repurchase option shall be delivered to the Purchaser at the Purchaser's request (i) if the portion of the Note with respect to such Shares has been paid (see Section 6) or (ii) so long as the Note continues to be secured by twice the number of shares purchased pursuant to this Agreement.

         5. Restriction on Transfer. Except for the pledge and escrow described in Sections 2 and 6 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

          6.     Escrow of Shares.

                  (a) The Shares issued under this Agreement shall be held by the Escrow Holder, along with a stock assignment executed by the Purchaser in blank, until the expiration of the Company's option to repurchase such Shares as set forth above. An additional 217,000 shares of the Company's Common Stock which are presently outstanding in the name of the Purchaser shall also be held in escrow as additional security for the Note.

                  (b) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, the Escrow Holder shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of the Escrow Holder's own judgment.



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                  (c) If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

                  (d) When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option and provided (i) the Note has been paid in full with respect to such Shares or (ii) so long as the Note continues to be secured by twice the number of shares purchased pursuant to this Agreement, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Purchaser.

                  (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

         7.        Investment Representations; Restrictions on Transfer.

                  (a) In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

                          (i) The Purchaser is aware of the Company's business
affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser is purchasing these Shares for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                         (ii) The Purchaser acknowledges and understands that
the Shares constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and



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understands that the Company is under no obligation to register the Shares. The
Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

                          (iii) The Purchaser is familiar with the provisions
of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities to the Purchaser, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph 7(a)(iii), the Purchaser acknowledges and agrees to the restrictions set forth in paragraph 7(b).

                 In the event that the Company does not qualify under Rule 701 at the time of issuance of the securities to the Purchaser, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company: (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                 (b) The Purchaser agrees, in connection with the Company's initial underwritten public offering of the Company's



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securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

         8. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

                 (a) IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE DELAWARE COMMISSIONER OF CORPORATIONS EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                 (b) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                 (c) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

         9. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         10. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this


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investment or the transactions contemplated by this Agreement. The
Purchaser understands that Section 83 of the Internal Revenue Code of 1986 (the "Code"), taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the Exchange Act. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

                 THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         11.      General Provisions.

                  (a) This Agreement shall be governed by the laws of the State of Delaware. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

                  (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                 Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.



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


                  (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                  (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                  (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                  (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                  (g) Purchaser acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, represents that Purchaser is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchase has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Purchase hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Purchaser further agrees to notify the Company upon any change in the residence address indicated below.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.


SPECTRX, INC.                   PURCHASER:
a Delaware corporation


By:
   --------------------------   -----------------------------------


Title:
      -----------------------   -----------------------------------
                                (Address)

-----------------------------   -----------------------------------
(Address)


-----------------------------



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

                               CONSENT OF SPOUSE


         I, ____________________, spouse of Mark Samuels, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of SpectRx, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of Delaware or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 1994




                                        --------------------------------


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

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



       FOR VALUE RECEIVED I, Mark Samuels, hereby sell, assign and transfer unto
______________________________________
___________________________________________ (__________) shares of the Common
Stock of SpectRx, Inc. (the "Company") standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint Wilson, Sonsini, Goodrich & Rosati, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Stock Purchase Agreement between the Company and the undersigned dated
______________, 19__.


Dated: _______________, 19__


                                        Signature:______________________________
                                                  Mark Samuels





INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE PURCHASER.




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

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:                   :           TAXPAYER:               SPOUSE:

         ADDRESS:                :

         IDENTIFICATION NO.:     :           TAXPAYER:               SPOUSE:

         TAXABLE YEAR: 1994

2. The property with respect to which the election is made is described as follows: 184,395 shares (the "Shares") of the Common Stock of SpectRx, Inc. (the "Company").

3.       The date on which the property was transferred is: June 30, 1994.

4.       The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $27,659.25

6.       The amount (if any) paid for such property is: $27,659.25

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:   _________________________         Taxpayer: ________________________

The undersigned spouse of taxpayer joins in this election.

Dated:   __________________________        Taxpayer: ________________________
                                                        Spouse of Taxpayer



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

                                  EXHIBIT A


                                PROMISSORY NOTE



$27,659.25                                                        June 30, 1994



         For value received, the undersigned promises to pay to SpectRx, Inc., a Delaware corporation (the "Company"), or order, at its principal office the principal sum of $27,659.25 with interest thereon at the rate of six percent (6%) per annum on the unpaid balance of the principal sum. Said principal and interest shall be due on June 30, 1999.

         Upon any termination of the employment between the undersigned and the Company, this Note shall be immediately due and payable.

         Principal payable in lawful money of the United States of America. THE PRIVILEGE IS RESERVED TO PREPAY ANY PORTION OF THE NOTE AT ANY TIME.

         Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

         This Note is secured by a pledge of certain shares of Common Stock of the Company, pursuant to the provisions of the Stock Purchase Agreement between the Company and the undersigned executed contemporaneously with this Note.

         The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the Shares or other collateral securing this Note in the event of default.

         The undersigned understands that the two-year holding period under Rule 144 of the Securities Act of 1933 generally will not begin to run until this Note has been paid in full.



                                        -------------------------------
                                        Mark Samuels


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